EXHIBIT 24

                          INDEPENDENT AUDITORS' CONSENT

      We hereby consent to the incorporation by reference in Registration Statement Nos. 33-11718, 33-60928, 333-02289 and 333-58555 of 4Kids
Entertainment, Inc. on Form S-8 of our report dated March 18, 1999 appearing in this Annual Report on Form 10-K of 4Kids Entertainment, Inc. for the year ended December 31, 1998.

Deloitte & Touche LLP
New York, New York

March 29, 1999